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[NATIONSBANK LETTERHEAD]

                                                                    Exhibit 10.9

                        SECOND AMENDMENT TO AMENDED AND
                      RESTATED LOAN AND SECURITY AGREEMENT

                                     among

                          OUTBOARD MARINE CORPORATION,
                         OMC ALUMINUM BOAT GROUP, INC.,
                         OMC FISHING BOAT GROUP, INC.,
                       OMC LATIN AMERICA/CARIBBEAN, INC.,

                                      and

                  RECREATIONAL BOAT GROUP LIMITED PARTNERSHIP
                          as Borrowers and Guarantors,

                                      and

                       OMC RECREATIONAL BOAT GROUP, INC.,

                                      and

              (and the other Borrowers and/or Guarantors, if any,
                        from time to time party hereto),

                               NATIONSBANK, N.A.,
                             as Agent and a Lender,

        (AND THE OTHER LENDERS, IF ANY, FROM TIME TO TIME PARTY HERETO),
                                  as Lenders,

                     Dated effective as of August 31, 1998
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                        SECOND AMENDMENT TO AMENDED AND
                      RESTATED LOAN AND SECURITY AGREEMENT

     THIS SECOND AMENDMENT TO AMENDED AND RESTATED LOAN AND SECURITY AGREEMENT ("Amendment"), dated effective as of August 31, 1998, is executed and entered into by and among OUTBOARD MARINE CORPORATION, a Delaware corporation ("OMC"), OMC ALUMINUM BOAT GROUP, INC., a Delaware corporation OMC FISHING BOAT GROUP, INC., a Delaware corporation, OMC LATIN AMERICA/CARIBBEAN, INC., a Delaware corporation, RECREATIONAL BOAT GROUP LIMITED PARTNERSHIP, a Delaware limited partnership, OMC RECREATIONAL BOAT GROUP, INC., a Delaware corporation (collectively all of the "Loan Parties", as of the effective date hereof, under the Amended and Restated Loan and Security Agreement referenced under the Recitals hereinbelow; herein called the "Loan Parties"), each of the lending institutions signatory hereto (collectively all of the "Lenders," as of the effective date hereof, under the Amended and Restated Loan and Security Agreement referenced under the Recitals hereinbelow; herein called the "Lenders") and NATIONSBANK, N.A., a national banking association and successor in interest by merger to NationsBank of Texas, N.A., in its capacity as agent for itself and the other Lenders (in such capacity, together with its successors and assigns in such capacity, herein called "Agent").

                                   RECITALS:

     A. The Loan Parties, the Lenders and Agent are parties to the certain Amended and Restated Loan and Security Agreement dated effective as of January 6, 1998, as amended by the certain First Amendment to Loan and Security Agreement dated effective as of May 21, 1998 (hereinafter called the "Agreement").

     B. The Loan Parties, the Lenders and Agent have agreed to amend the Agreement as provided hereinbelow.

     NOW THEREFORE, in consideration of the premises and the mutual covenants herein contained, the parties hereto hereby agree as follows:

                                   ARTICLE 1

                                  Definitions
     Section 1.1 Definitions. Unless otherwise defined in this Amendment, terms defined by the Agreement, where used in this Amendment, shall have the same meanings as are prescribed by the Agreement, as amended by this Amendment.
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                                   ARTICLE 2

                                   Amendments

     Section 2.1 Amendment to Definition of "Letter of Credit Facility". The definition of Letter of Credit Facility in Section 1.1 of the Agreement hereby is amended and restated to read in its entirety as follows:

          "Letter of Credit Facility" means the facility provided under Article 3 of this Agreement for issuance of one or more Letters of Credit for the account of a Borrower in an aggregate amount not to exceed $50,000,000 at any time.

     Section 2.2 Amendment to Section 12.3. Section 12.3 ("Guaranties") of the Agreement hereby is amended and restated to read in its entirety as follows:

          Section 12.3 Guaranties. No Loan Party will, nor will it permit any other Loan Party to, directly or indirectly, become or remain liable with respect to any Guaranty of any obligation of any other Person other than pursuant to the Guaranty Agreement to be executed by such Loan Party pursuant to the terms of this Agreement, Indebtedness permitted pursuant to
     Section 12.2(a), Section 12.2(b) or Section 12.2(c), or other Indebtedness in an aggregate amount not at any time exceeding $25,000,000.

                                   ARTICLE 3

                                 Miscellaneous

     Section 3.1 Conditions Precedent. The effectiveness of this Amendment is subject to the satisfaction of each of the following conditions precedent:

          (a) Agent shall have received all of the following, each dated the date of this Amendment (unless otherwise indicated), in form and substance satisfactory to Agent:

               (i) Amendment Documents. This Amendment and any other instrument, document or certificate required by Agent to be executed or delivered by any of the Loan Parties, each of the Lenders and or any other Person in connection with this Amendment, duly executed by such Persons (the "Amendment Documents").

               (ii) Fees and Expenses. Evidence that the costs and expenses (including, without limitation, attorneys' fees and expenses) incurred by Agent incident to this Amendment or otherwise required to be paid in accordance with Section 16.2 of the Agreement, to the extent incurred and submitted to the Loan Parties, shall have been paid in full; and

               (iii) Additional Information. Agent shall have received such additional documents, instruments and information as Agent may reasonably request to effect the transactions contemplated hereby.


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          (b) The representations and warranties contained herein, in the
     Agreement and in all other Loan Documents, as amended hereby, shall be true and correct as of the date hereof as if made on the date hereof (except those, if any, which by their terms specifically relate only to a different date).

          (c) All corporate proceedings taken in connection with the transactions contemplated by this Amendment and all other agreements, documents and instruments executed and/or delivered pursuant hereto, and all legal matters incident thereto, shall be satisfactory to Agent.

          (d) No Default or Event of Default shall have occurred and be continuing.

     Section 3.2 Representations and Warranties. The Loan Parties hereby represent and warrant to, and agree with, Agent, for the benefit of the Lenders, that, as of the date of and after giving effect to this Amendment, (a) the execution, delivery and performance of this Amendment and any and all other Amendment Documents executed and/or delivered in connection herewith have been authorized by all requisite corporate action on the part of each of the Loan Parties (as applicable) and will not violate any of such Loan Party's certificate of incorporation or bylaws (or, in the case of Recreational Boat Group Limited Partnership, its certificate of limited partnership or its limited partnership agreement), (b) all representations and warranties set forth in the Agreement and in any other Loan Document are true and correct as if made again on and as of such date (except those, if any, which by their terms specifically relate only to a different date) in the Agreement), (d) no Default or Event of Default has occurred and is continuing, (e) the Agreement (as amended by this Amendment), and all other Loan Documents are and remain legal, valid, binding and enforceable obligations in accordance with the terms thereof, and (f) the certifications delivered to Agent under clause (i), clause (ii) and clause (iii) of Section 6.1(c) of the Agreement remain true, correct and complete as of the effective date of this Amendment.

     Section 3.3 Survival of Representations and Warranties. All representations and warranties made in this Amendment or any other Loan Document shall survive the execution and delivery of this Amendment and the other Loan Documents, and no investigation by Agent or any Lender, or any closing, shall affect the representations and warranties or the right of Agent and the Lenders to rely upon them.

     Section 3.4 Reference to Agreement. Each of the Loan Documents, including the Agreement, the Amendment Documents and any and all other agreements, documents or instruments now or hereafter executed and/or delivered pursuant to the terms hereof or pursuant to the terms of the Agreement as amended hereby, are hereby amended so that any reference in such Loan Documents to the Agreement, whether direct or indirect, shall mean a reference to the Agreement as amended hereby.

     Section 3.5 Severability. Any provision of this Amendment held by a court of competent jurisdiction to be invalid or unenforceable shall not impair or invalidate the remainder of this Amendment and the effect thereof shall be confined to the provision so held to be invalid or unenforceable.



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     Section 3.6  Successors and Assigns. This Amendment is binding upon and shall inure to the benefit of the Credit Parties and the Loan Parties and their respective successors and assigns, except each of the Loan Parties may not assign or transfer any of its rights or obligations hereunder without the prior written consent of Agent and the Lenders.

     Section 3.7 General. This Amendment, when signed by each signatory as provided hereinbelow (i) shall be deemed effective prospectively as of the effective date specified in the preamble of this Amendment, (ii) contains the entire agreement among the parties and may not be amended or modified except in writing signed by all parties, (iii) shall be governed and construed according to the laws of the State of Texas, and (iv) may be executed in any number of counterparts, each of which shall be valid as an original and all of which shall be one and the same agreement. A telecopy or other electronic transmission of any executed counterpart shall be deemed valid as an original.

          THIS WRITTEN AGREEMENT REPRESENTS THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO ORAL AGREEMENTS BETWEEN THE PARTIES.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their duly authorized officers in several counterparts.


                                        BORROWERS:

                                        OUTBOARD MARINE CORPORATION

                                        By: /s/ Andrew P. Hines
                                        ------------------------------------
                                        Name:   Andrew P. Hines
                                        Title: Executive Vice President
                                               and Chief Financial
                                               Officer
                                                   Authorized Officer

                                        By: /s/ Leslie M. Savickas
                                        ------------------------------------
                                        Name:   Leslie M. Savickas
                                        Title:  Vice President and Treasurer
                                                   Authorized Officer


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                                       OMC ALUMINUM BOAT GROUP, INC.

                                       By: /s/ Robert S. Romano
                                       ----------------------------------------
                                       Name:   Robert S. Romano
                                       Title:  Vice President
                                                             Authorized Officer

                                       By: /s/ Gordon G. Repp
                                       ----------------------------------------
                                       Name:   Gordon G. Repp
                                       Title: Assistant Secretary and Treasurer
                                                             Authorized Officer





                                       OMC FISHING BOAT GROUP, INC.

                                       By: /s/ Robert S. Romano
                                       ----------------------------------------
                                       Name:   Robert S. Romano
                                       Title:  Vice President and Secretary
                                                             Authorized Officer

                                       By: /s/ Gordon G. Repp
                                       -----------------------------------------
                                       Name:   Gordon G. Repp
                                       Title:  Assistant Secretary and Treasurer
                                                             Authorized Officer





                                       OMC LATIN AMERICA/CARIBBEAN, INC.

                                       By: /s/ Robert S. Romano
                                       -----------------------------------------
                                       Name:   Robert S. Romano
                                       Title:  Vice President and Secretary
                                                             Authorized Officer

                                       By: /s/ Gordon G. Repp
                                       -----------------------------------------
                                       Name:   Gordon G. Repp
                                       Title:  Assistant Secretary and
                                               Controller
                                                              Authorized Officer






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                                       RECREATIONAL BOAT GROUP
                                           LIMITED PARTNERSHIP

                                       By: OMC Recreational Boat Group, Inc.,
                                                 General Partner


                                       By: /s/ Robert S. Romano
                                       -----------------------------------------
                                       Name:   Robert S. Romano
                                       Title:  Vice President and Secretary
                                                             Authorized Officer

                                       By: /s/ Gordon G. Repp
                                       -----------------------------------------
                                       Name:   Gordon G. Repp
                                       Title:  Assistant Secretary and Treasurer
                                                             Authorized Officer




                                        GUARANTOR:

                                        OMC RECREATIONAL BOAT GROUP, INC.

                                       By: /s/ Robert S. Romano
                                       -----------------------------------------
                                       Name:   Robert S. Romano
                                       Title:  Vice President and Secretary
                                                             Authorized Officer

                                       By: /s/ Gordon G. Repp
                                       -----------------------------------------
                                       Name:   Gordon G. Repp
                                       Title:  Assistant Secretary and Treasurer
                                                             Authorized Officer







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AGENT:

NATIONSBANK,N.A.,
successor in interest by merger to
NationsBank of Texas, N.A.



By: /s/ Stacy Wills
--------------------------------
Name:   Stacy Wills
Title:  Assistant Vice President
             Authorized Officer




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LENDERS:

NATIONSBANK,N.A.,
successor in interest by merger to
NationsBank of Texas, N.A.



By: /s/ Stacy Wills
    ---------------------------
Name: Stacy Wills
    Title: Assistant Vice President

             Authorized Officer




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AMERICAN NATIONAL BANK AND
TRUST COMPANY OF CHICAGO

By: /s/ David C. Weislogel
    ---------------------------
Name: David C. Weislogel
    Title: Vice President
                 Authorized Officer



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FLEET CAPITAL CORPORATION

By: /s/ Thomas Maiale
    ---------------------------
Name: Thomas Maiale
    Title: Vice President
                 Authorized Officer



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THE CIT GROUP BUSINESS CREDIT, INC.

By: /s/ Pamela A. Wozniak
_________________________________
Name: Pamela A. Wozniak

Title: Asst. Vice President

                Authorized Officer










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TRANSAMERICA BUSINESS CREDIT
CORPORATION

By: /s/ Robert L. Heinz
    ______________________________

Name: Robert L. Heinz


Title: Sr. Vice President

                Authorized Officer




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SANWA BUSINESS CREDIT CORPORATION

By: /s/ Lawrence J. Placek
   _______________________________
Name: Lawrence J. Placek

Title: Vice President

                Authorized Officer










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